77Q1(a)

Articles of Amendment of American Century Capital Portfolios, Inc., dated May 3, 2013 (filed electronically as Exhibit (a)(51) to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on July 25, 2013, File No. 33-64872 and incorporated herein by reference).